EXHIBIT 10.1

OPTION PURCHASE AGREEMENT

This Option Purchase Agreement (this “Agreement”) is dated as of August 4, 2022, by and between FRANK COWAN, IV, an adult individual, with a mailing address at 3902 N. Grant Street, Westmont, IL 60559 (the “Optionor”), and PLANET 13 HOLDINGS INC., a British Columbia corporation, with a mailing address at 2548 W Desert Inn Road, Las Vegas, Nevada 89109 (the “Optionee”). Capitalized terms used in this Agreement shall have the meanings specified in Section 1.5 of this Agreement.

BACKGROUND

WHEREAS, Planet 13 Illinois, LLC, an Illinois limited liability company (the “Company”), the Optionor and the Optionee are parties to that certain Operating Agreement, dated as of December 31, 2019 (the “Operating Agreement”), setting forth the terms and conditions governing the operation and management of the Company;

WHEREAS, the Optionor owns 51,000,000 Class A Units (as defined in the Operating Agreement), representing a 51% ownership interest in the Company;

WHEREAS, the Optionee owns 49,000,000 Class A Units, representing a 49% ownership interest in the Company; and

WHEREAS, the Optionor has agreed to grant Optionee an option to purchase all of the Class A Units owned by the Optionor on the terms and subject to the conditions as provided herein.

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises, representations, warranties and covenants hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1. Option to Purchase.

1.1 Option. Subject to the terms and conditions hereof, the Optionor hereby grants to the Optionee an irrevocable and exclusive right, privilege and option to purchase (the “Option”) 51,000,000 Class A Units owned by the Optionor (the “Option Units”) for a purchase price determined as follows (the “Purchase Price”):

(a) $866,250 (the “Cash Purchase Price”); and

(b) 1,063,377 common shares of the Optionee (“P13 Shares”) or, in the event of a Change of Control, a Change of Control Equivalent (in either case, the “Optionee Shares”).

1.2 Exercise of Option. To exercise the Option, the Optionee must deliver written notice in the form of Exhibit A attached hereto (the “Exercise Notice”) to the Optionor on or before the two (2) year anniversary of the date hereof (the “Exercise Period”) stating that the Option is being exercised. If the Optionee fails to exercise the Option during the Exercise Period, then the Option shall terminate; provided, however, that the parties hereto understand that, as of the date of this Agreement, the Company has been awarded an Illinois Conditional Adult Use Dispensing Organization License (the “Conditional License”) and that ownership of the Conditional License cannot be altered during the conditional phase, and, therefore, the Optionee shall not have the right to deliver the Exercise Notice until the Company obtains an Adult Use Dispensing Organization License (the “Annual Dispensary License”)

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1.3 Closing. Upon delivery of the Exercise Notice, this Agreement shall constitute an agreement between the Optionor to sell, and the Optionees to purchase, all of the Option Units upon the following terms and conditions:

(a) The Optionor shall fully cooperate with the Optionee to (i) obtain all authorizations, approvals or permits, if any, of any Governmental Authority or regulatory body of the United States or of any state, (ii) make all registrations and filings (including filings with Governmental Authorities) and (iii) take all steps as may be necessary to obtain an approval or waiver from, or to avoid an action or proceeding by, any Governmental Authorities, in each case, that the Optionee believes are required in connection with the lawful issuance and sale of the Option Units pursuant to this Agreement, including, without limitation, regulatory approvals necessary to transfer ownership of, and extend, as applicable, the Annual Dispensary License, including, but not limited to, approval of the Illinois Department of Financial and Professional Regulation (“IDFPR”) (collectively, the “Regulatory Approvals”). The Optionor shall cause the Company to submit all requisite documentation for all Regulatory Approvals within five (5) days of the delivery of the Exercise Notice by the Optionee.

(b) The closing for the purchase by the Optionee of all of the Option Units (the “Closing”) shall be held within ten (10) days after receipt of all of the Regulatory Approvals (as determined by the Optionee with written notice of such determination to be promptly sent to the Optionor), or at such time and place as shall be mutually agreed upon by the Optionor and the Optionee (such date of Closing, the “Closing Date”).

(c) At the Closing, the Cash Purchase Price shall be paid to the Optionor in immediately available funds to an account designated in writing by the Optionor, and the Optionee Shares shall be issued to the Optionor (subject to Section 1.4 hereof). The Option shall not be deemed fully exercised unless and until payment of the Purchase Price shall have been delivered to the Optionor in the manner provided herein.

(d) At the Closing, the Optionor shall convey, transfer and assign to the Optionee good and marketable title to the Option Units, free and clear of any lien, security interest, restriction, claim or encumbrance, by delivering to the Optionee a duly executed Assignment of Membership Interests, in form and substance as attached hereto as Exhibit B, as well as any such instruments and documents as the Optionee believes may be reasonably necessary to effectuate the consummation of the transfer of the Option Units in form and substance reasonably satisfactory to the Optionee.

(e) Upon consummation of the Closing, the Optionor shall have no liability to the Company, to the Optionee, or to the creditors of the Company on account of any deficit balance in the Optionor’s capital account established and maintained by the Company for the Optinor (“Capital Account”), nor shall the Optionor have any obligation to restore a deficit balance in his Capital Account at the Closing.

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1.4 Securities Covenants. In the event any portion of the Purchase Price is in the form of P13 Shares or other shares of capital stock issued as part of a Change of Control Equivalent, such shares will be subject to the following:

(a) the Optionee Shares shall be issued subject to such lock-up restrictions as set out in the lock-up agreement in form and substance attached hereto as Exhibit C (the “Lock-Up Agreement”) including in accordance with U.S. securities laws that no transfer of the Optionee Shares shall be permitted for an initial period of six months following the date of issuance assuming all other requirements under Rule 144 promulgated under the Securities Act are satisfied at such time, and after such time 1/12th of the Optionee Shares will be released each month thereafter in accordance with the Lock-Up Agreement; and

(b) at the Closing, the Optionor shall deliver a bringdown certificate of the representations and warranties provided by it in this Agreement, the Lock-Up Agreement duly executed by the Optionor, and a completed and signed copy of the U.S. accredited investor questionnaire in form and substance attached hereto as Exhibit D (the “Questionnaire”).

1.5 Definitions. For purposes of this Agreement, the following terms shall be defined as follows:

(a) “Change of Control Equivalent” means cash, shares or other securities or property (or any combination thereof) which holders of P13 Shares receive directly or indirectly with respect to or in exchange for each P13 Share pursuant to or as a result of a Change of Control.

(b) “Change of Control” means the acquisition of shares of the Optionee and/or securities convertible into, exercisable for or carrying the right to purchase shares of the Optionee (“Convertible Securities”) as a result of which a person or group of persons acting jointly or in concert, or persons associated or affiliated within the meaning of the Securities Act (Ontario) with any such person, group of persons or any such persons (collectively, the “Acquirors”) beneficially own shares of the Optionee or Convertible Securities such that, assuming only the conversion or exercise of Convertible Securities beneficially owned by the Acquirors, the Acquirors would beneficially own shares which would entitle them to cast more than 50% of the votes attaching to all shares in the capital of the Optionee which may be cast to elect directors of the Optionee. Notwithstanding the foregoing, any shares of the Optionee so beneficially held or acquired by Robert Groesbeck and/or Larry Scheffler shall not constitute a Change of Control.

(c) “Governmental Authority” means any federal, state, local or foreign government or political subdivision thereof, or any agency or instrumentality of such government or political subdivision, or any self-regulated organization or other non-governmental regulatory authority or quasi-governmental authority (to the extent that the rules, regulations or orders of such organization or authority have the force of law), or any arbitrator, court or tribunal of competent jurisdiction.

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2. Option Consideration.

2.1 Signing Date Payment. In consideration of the Option, the Optionee hereby agrees to pay to the Optionor, upon the execution of this Agreement, the sum of Twenty Thousand Dollars ($20,000) (the “Option Payment”) promptly upon the execution of this Agreement, in immediately available cash, by wire transfer to an account designated in writing by the Optionor. The Option Payment shall be nonrefundable to the Optionee except in the event the Optionor fails to consummate the Closing for any reason (other than due to a default by the Optionee or failure to obtain any Regulatory Approvals).

2.2 Subsequent Payment. As further consideration for the Option, the Optionee hereby agrees to pay to the Optionor, on January 1, 2023, the sum of Forty Thousand Dollars ($40,000) (the “Second Option Payment”), by cash or wire transfer to an account designated in writing by the Optionor. In the event the Second Option Payment is not made by January 1, 2023, then the Optionee shall have thirty (30) days from receipt of written notice from the Optionor that the Second Option Payment is due and owing. The Second Option Payment shall be nonrefundable to the Optionee except in the event the Optionor fails to consummate the Closing for any reason (other than due to a default by the Optionee or failure to obtain any Regulatory Approvals).

3. Representations and Warranties of the Optionee. The Optionee acknowledges and represents and warrants to the Optionor that the statements contained in this Section 3 are true and correct as of the date hereof, and as of the Closing.

3.1 Requisite Power and Authority. It has all necessary power and authority to execute and deliver this Agreement and to carry out its provisions. All action on its part required for the lawful execution and delivery of this Agreement has been or will be effectively taken prior to the Closing. This Agreement is its valid and binding obligation, enforceable against it in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors’ rights and (b) as limited by general principles of equity that restrict the availability of equitable remedies.

3.2 Investment Representations. It understands that none of the Option Units have been registered under the Securities Act of 1933, as amended (the “Securities Act”). It also understands that, if it elects to exercise its option to purchase Option Units, the Option Units will be offered and sold pursuant to an exemption from registration contained in the Securities Act based in part upon its representations contained in this Agreement.

(a) Economic Risk. If it elects to exercise its option to purchase Option Units, it must bear the economic risk of this investment indefinitely unless the Option Units are registered pursuant to the Securities Act, or an exemption from registration is available. It understands that the Company has no present intention of registering the Option Units or any of its Units (as defined in the Operating Agreement). It also understands that there is no assurance that any exemption from registration under the Securities Act will be available and that, even if available, such exemption may not allow it to transfer all or any portion of the Option Units under the circumstances, in the amounts or at the times it might propose.

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(b) Acquisition for Own Account. If it elects to exercise its option to purchase Option Units, it is acquiring the Option Units for its own account for investment only, and not with a view towards their distribution.

(c) It Can Protect its Interest. It represents that by reason of its management’s business or financial experience, it has the capacity to protect its own interests in connection with the transactions contemplated in this Agreement. Further, it is aware of no publication of any advertisement in connection with the transactions contemplated in this Agreement.

(d) Accredited Investor. It represents that it is an “accredited investor” within the meaning of Regulation D under the Securities Act.

(e) Rule 144. If it elects to exercise its option to purchase Option Units, it acknowledges and agrees that the Option Units must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. It has been advised or is aware of the provisions of Rule 144 promulgated under the Securities Act as in effect from time to time, which permits limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things: the availability of certain current public information about the Company, the resale occurring following the required holding period under Rule 144 and the number of shares being sold during any three-month period not exceeding specified limitations.

4. Representations and Warranties of the Optionor. The Optionor acknowledges and represents and warrants to the Optionee that the statements contained in this Section 4 are true and correct as of the date hereof, and as of the Closing.

4.1 Requisite Power and Authority. The Optionor has all necessary power and authority to execute and deliver this Agreement and to carry out its provisions. All action on his part required for the lawful execution and delivery of this Agreement has been or will be effectively taken prior to the Closing. This Agreement is the valid and binding obligation of the Optionor, enforceable against him in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors’ rights and (b) as limited by general principles of equity that restrict the availability of equitable remedies.

4.2 Title. The Optionor beneficially owns and has the unrestricted right to transfer the Option Units pursuant to this Agreement and, upon purchase of the Option Units pursuant to this Agreement, Optionee, will have good title to the purchased Option Units, free and clear of all liens, security interests, pledges, stockholder agreements, voting trusts, claims, charges and other encumbrances, other than the Operating Agreement.

4.3 No Conflicts. The execution and delivery of this Agreement by the Optionor, the consummation of the transaction provided for herein, and the performance of the terms hereof, will not result in the breach of any of the terms and provisions of, or constitute a default under, or conflict with, or cause any acceleration of any obligation of the Optionor under any agreement, indenture or other instrument to which the Optionor is bound, any judgment, decree, or order, or award of any court, governmental body, or arbitrator, or any applicable law, rule, or regulation.

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4.4 Consents. The Optionor has obtained all consents necessary under the Operating Agreement or otherwise required to sell and transfer the Option Units to the Optionee under this Agreement (other than any Regulatory Approvals); and all such consents remain in effect.

4.5 Capitalization. There are 100,000,000 Class A Units outstanding under the Operating Agreement, 51,000,000 of which are owned by the Optionor, and no other Units (as defined in the Operating Agreement) are outstanding.

4.6 Securities Matters.

(a) No Prior Holdings; Acquisition for Investment. The Optionor is not a registered or beneficial holder of any securities of the Optionee. If the Optionee elects to exercise its option to purchase Option Units and, as a result, issues the P13 Shares to the Optionor as partial consideration, the Optionor acknowledges it will be acquiring such P13 Shares for investment for its own account and not as nominee or agent, and not with a view to the resale or distribution of any part thereof, and further represents that it has no present intention of selling, granting any participation in, or otherwise distributing the same. The Optionor further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to any of the P13 Shares. The Optionor understands that any P13 Share issuable hereunder will not be registered under the Securities Act, on the ground that the sale and the issuance of the P13 Shares is exempt from registration under the Securities Act pursuant to Section 4(a)(2) thereof, and that the Optionee’s reliance on such exemption is predicated on the Optionor’s representation set forth herein, including the Optionor’s completion and execution of the Questionnaire. The Optionor further understands that any P13 Shares issuable hereunder will constitute a distribution of securities that is exempt from the prospectus requirement of applicable Canadian securities laws.

(b) Investment Experience. The Optionor acknowledges that it can bear the economic risk of the investment, and it has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment in the P13 Shares. The Optionor (x) is an “accredited investor” within the meaning of Rule 501 of Regulation D promulgated under the Securities Act, and has duly completed and executed the Questionnaire, and (y) agrees that it will not take any action that could negatively impact the availability of the exemption from registration provided by Section 4(a)(2) of the Securities Act with respect to the sale and the issuance of the P13 Shares.

(c) Information. The Optionor has carefully reviewed such information as it has deemed necessary with respect to the P13 Shares. The P13 Shares shall be subject to a hold period of four months and a day after the Closing Date under applicable Canadian securities laws and shall not be registered under Securities Act, and may not be offered or sold absent registration under United States federal and state securities laws or an applicable exemption from such United States federal and state registration requirements. To the Optionor’s full satisfaction, it has been furnished all materials requested by it relating to the Optionee, and the issuance of the P13 Shares hereunder, and the Optionor has been afforded the opportunity to ask questions of representatives of the Optionee, to obtain any information necessary to verify the accuracy of any representations or information made or given to it.

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(d) Restricted Securities. The Optionor understands that the P13 Shares issuable pursuant to this Agreement are restricted securities and may not be sold, transferred, or otherwise disposed of without registration under the Securities Act and applicable state and federal securities laws or an exemption therefrom, and that in the absence of an effective registration statement covering the P13 Shares or any available exemption from registration under the Securities Act and applicable state and federal securities laws, the P13 Shares must be held indefinitely. Without limitation of the foregoing, if the Optionee elects to exercise its option to purchase Option Units, the Option Units sold to the Optionee hereunder by the Optionor has a fair value of not less than CDN$150,000 and the Optionor understands that the P13 Shares may not be resold under applicable Canadian securities laws before the date that is four (4) months plus one (1) day following the Closing Date, is aware that the certificate which it shall receive evidencing the P13 Shares will bear a legend with respect to the resale restrictions under the Lock-Up Agreement and under applicable Canadian securities laws in substantially the following form:

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE THE DATE THAT IS FOUR MONTHS AND ONE DAY AFTER THE CLOSING DATE.

and, understands that after the date that is four (4) months plus one (1) day following the Closing Date, but still subject to the Lock-Up Agreement and applicable U.S. securities laws, the P13 Shares may be resold under applicable Canadian securities laws in each Province and Territory of Canada, provided: (i) the trade is not a “control distribution” as defined in National Instrument 45-102 – Resale of Securities; (ii) no unusual effort is made to prepare the market or create a demand for the P13 Shares; (iii) no extraordinary commission or consideration is paid in respect of such trade; and (iv) if the selling securityholder is an “insider” or “officer” of the Optionee (as such terms are defined by applicable Canadian securities laws), the insider or officer has no reasonable grounds to believe that the Optionee is in default of applicable Canadian securities laws. Unless registered under the Securities Act and applicable state securities laws, the certificate representing the P13 Shares shall also bear a legend in the following form:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, (THE “SECURITIES ACT”) AND MAY NOT BE OFFERED, SOLD, EXCHANGED, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT: (A) TO THE ISSUER, (B) IN COMPLIANCE WITH (1) RULE 144 OR (2) RULE 144A UNDER THE SECURITIES ACT AND WITH APPLICABLE STATE SECURITIES LAWS, (C) IN CONNECTION WITH ANOTHER EXEMPTION UNDER THE SECURITIES ACT, OR (D) WITH THE PRIOR WRITTEN CONSENT OF THE ISSUER, UPON THE ISSUER RECEIVING, IN THE CASE OF CLAUSES (B)(1) AND (C) ABOVE, AN OPINION OF COUNSEL FOR THE HOLDER, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

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Notwithstanding the foregoing, if any such securities are being sold pursuant to Rule 144 under the Securities Act, the legend may be removed by delivery to the registrar and transfer agent for such securities of an opinion of counsel of recognized standing reasonably satisfactory to the Optionee or its successor company to the effect that such legend is no longer required under applicable requirements of the Securities Act or applicable state securities laws.

The Optionor is acquiring the P13 Shares as principal for its own account and not with a view toward, or for sale in connection with, any distribution thereof, or with any present intention of distributing or selling the P13 Shares in any Province or Territory of Canada. The Optionor is an “accredited investor” as defined in National Instrument 45-106 Prospectus Exemptions of the Canadian Securities Administrators and is able to bear the economic risk of an investment in the P13 Shares.

The Optionor acknowledges that the Optionee may be required to file a report with the Canadian securities regulatory authorities containing personal information about the Optionor, including his full name, address and telephone number, the number and type of securities purchased, the total purchase price paid for the securities, the date of the closing and the exemption relied upon under applicable Canadian securities laws. The Optionor also acknowledges that the Optionee may be required to file one or more reports (including but not limited to a Form 8-K) with the U.S. Securities and Exchange Commission and the Canadian Securities Exchange (“CSE”) disclosing the terms of this Agreement, including the identity of the Optionor and the exemption relied upon under applicable U.S. securities laws and may be required to file a copy of this Agreement with the U.S. Securities and Exchange Commission and on SEDAR.

4.7 Rule 144. The Optionor understands and acknowledges that (a) if the Optionee or any successor company is deemed to have been at any time previously an issuer with no or nominal operations and no or nominal assets other than cash and cash equivalents, Rule 144 under the Securities Act may not be available for resales of the P13 Shares and (b) the Optionee is not obligated to make Rule 144 under the Securities Act available for resales of such P13 Shares.

4.8 Registration Statement. The Optionor understands and acknowledges that the Optionee has no obligation or present intention of filing with the U.S. Securities and Exchange Commission or with any state securities administrator any registration statement in respect of resales of the P13 Shares in the United States.

4.9 Residence. The Optionor represents he is a resident of Westmont, Illinois, United States of America.

5. Covenants.

5.1 Consent. Each of the parties hereto hereby consents to this Agreement and the transactions contemplated hereby and waives any rights it may have with respect thereto under the Operating Agreement, or otherwise.

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5.2 No Changes. The Optionor covenants and agrees that it shall cause the Company, during the Exercise Period, not to merge or consolidate with any entity, sell all or any substantial part of its assets, including the Conditional License, materially amend the Operating Agreement, or otherwise take any action which would hinder, obstruct or frustrate the transactions contemplated under this Agreement, except as expressly permitted in the Operating Agreement.

5.3 Further Assurances. Beginning on the date hereof through the Closing Date, each of the parties hereto shall execute and deliver such additional documents, instruments, conveyances and assurances and take such further actions as may be reasonably required to carry out the provisions hereof and give effect to the transactions contemplated by or in connection with this Agreement.

5.4 Exclusivity. The Optionor agrees that from the date hereof until (a) the Closing, if the Optionee exercises the Option, or (b) expiration of the Exercise Period, if the Optionee does not exercise the Option, neither the Optionor nor any affiliate or representative or agent of the Optionor (including, without limitation, any investment banker, attorney or accountant), will, directly or indirectly, (i) solicit, engage in discussions or negotiate with any person (whether such discussions or negotiations are initiated by the Optionor) or take any other action relating to the sale of all or any portions of the Option Units or any Units, or any other similar transaction, (ii) provide information to any person or entity relating to any such transaction or potential transaction, (iii) enter into an agreement or understanding with any person or entity providing for any such transaction or potential transaction, or (iv) make or authorize any statement, recommendation or solicitation in support of or approving any such transaction or potential transaction. The Optionor further agrees that he will promptly notify the Optionee if any proposal or offer, or any inquiry or contact with any person with respect thereto, is made as to the purchase of the Option Units or any Units.

6. Miscellaneous.

6.1 Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of Illinois without giving effect to any choice or conflict of law provision or rule (whether of the State of Illinois or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Illinois. Each of the parties hereto (a) consents to submit itself to the personal jurisdiction of any federal court located in the State of Illinois or any Illinois state court in the event any dispute arises out of this Agreement or any of the transactions contemplated by this Agreement; (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, and (c) agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than a federal court sitting in the State of Illinois or an Illinois state court.

6.2 Specific Enforcement. The Optionor also acknowledges that any breach by him of this Agreement will cause continuing and irreparable injury to the Optionee for which monetary damages would not be an adequate remedy. The Optionor shall not, in any action or proceeding to enforce any of the provisions of this Agreement, assert the claim or defense that an adequate remedy at law exists. In the event of such breach by the Optionor, the Optionee shall have the right to enforce the provisions of this Agreement by seeking injunctive or other relief in any court, and this Agreement shall not in any way limit remedies of law or in equity otherwise available to the Optionee.

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6.3 Survival; Indemnification.

(a) The representations, warranties, covenants and agreements made herein shall survive any investigation made by any party and the closing of the transactions contemplated hereby.

(b) In the event the Optionor breaches any of its representations, warranties, and covenants contained in this Agreement, or in any written instrument or certificate furnished or to be furnished to the Optionee by the Optionor, and provided that the Optionee makes a written claim for indemnification against the Optionee in accordance with Section 6.11, then the Optionor shall indemnify the Optionee, its affiliates, successors and permitted assigns (the “Optionee Indemnitees”) and hold each Optionee Indemnitee harmless from and against any and all actions, suits, proceedings, hearings, investigations, charges, complaints, claims, demands, injunctions, judgments, orders, decrees, rulings, damages, dues, penalties, fines, costs, reasonable amounts paid in settlement, liabilities, obligations, taxes, liens, losses, expenses, and fees, including court costs and reasonable attorneys’ fees and expenses, suffered or incurred by any Optionee Indemnitee as a result of, arising out of or in connection with such breach by the Optionor.

6.4 Entire Agreement. This Agreement, the Exhibits hereto and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with respect to the subject matter hereof, and supersedes all prior and contemporaneous understandings and agreements between the parties, whether oral or written, and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.

6.5 Confidentiality. The Optionor and the Optionee acknowledge that the existence and the terms of this Agreement and any oral or written information exchanged between the parties in connection with the preparation and performance this Agreement are regarded as confidential information. Each party shall maintain confidentiality of all such confidential information, and without obtaining the written consent of the other party, it shall not disclose any relevant confidential information to any third parties, except for the information that: (a) is or will be in the public domain (other than through the receiving party’s unauthorized disclosure); (b) is under the obligation to be disclosed pursuant to the applicable laws or regulations (including, but not limited to, filings required to be made with the U.S. Securities and Exchange Commission, the CSE and on SEDAR), rules of any stock exchange, including the CSE, or orders of the court or other government authorities; or (c) is required to be disclosed by any party to its shareholders, investors, legal counsels or financial advisors regarding the transaction contemplated hereunder; provided that such shareholders, investors, legal counsels or financial advisors shall be bound by the confidentiality obligations similar to those set forth in this subsection. Notwithstanding anything in this section to the contrary, the Optionor and the Optionee will have the right to make such disclosures regarding this Agreement and the Option Units to the extent reasonably necessary in connection with the regulatory approval activities described herein (including discussions with governmental officials and staff). Disclosure of any confidential information by the staff members or agencies hired by any party shall be deemed disclosure of such confidential information by such party, which party shall be held liable for breach of this Agreement. This subsection shall survive the termination of this Agreement for any reason.

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6.6 Public Announcements. Unless otherwise required by applicable law or stock exchange applicable to a party or its affiliates, no party to this Agreement shall make any public announcements in respect of this Agreement or the transactions contemplated hereby without the prior written consent of the other party(ies) (which consent shall not be unreasonably withheld, conditioned or delayed), and the parties shall cooperate as to the timing and contents of any such announcement; provided, however, that any party and its affiliates may, without the prior written consent of other party(ies), make any public statement or disclosure to the extent the substance of such public statement or disclosure is consistent with any previous press release, statement or disclosure made in accordance with, or permitted by, this Section 6.6.

6.7 Expenses. Except as otherwise expressly provided herein, all costs and expenses, including, without limitation, fees and disbursements of counsel, financial advisors and accountants, incurred in connection with this Agreement shall be paid by the party incurring such costs and expenses, whether or not the Closing shall have occurred. Notwithstanding the foregoing, any fees associated with obtaining the requisite approvals from the IDFPR shall be paid by the Optionee.

6.8 Severability. In case any provision of the Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

6.9 Successors and Assigns. This Agreement and the rights and obligations hereunder may not be assigned by either party hereto without the express written consent of the other party hereto; provided, however, that the Optionee shall may assign this Agreement to any of its affiliates or to any person or entity in connection with a Change of Control, in each case, without the Optionor’s consent. This Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors, permitted assigns, heirs, executors and administrators.

6.10 Amendment and Waiver. Except as otherwise expressly provided, this Agreement may be amended or modified only upon the written consent of the Optionee and the Optionor.

6.11 Notices and Consents. All notices and consents required or permitted hereunder must be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (c) three (3) days after having been sent by certified mail, return receipt requested, postage prepaid, or (d) one (1) business day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the party to be notified at the address as set forth below or at such other address as such party may designate by five (5) days advance written notice to the other parties hereto.

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If to Optionee, to:

Planet 13 Holdings Inc.

2548 West Desert Inn Road

Las Vegas, NV 89109

Attn: Legal

with a copy to:

Cozen O’Connor

1650 Market Street, Suite 2800

Philadelphia, PA 19103

Attn: Joseph Bedwick, Esq.

If to the Optionor to:

Frank Cowan, IV

3902 N. Grant Street

Westmont, IL 60559

6.12 Titles and Subtitles. The titles of the sections and subsections of the Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

6.13 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of such shall together constitute one and the same instrument. A signed copy of this Agreement delivered by facsimile, email or other means of electronic communication shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

6.14 Pronouns. All pronouns contained herein, and any variations thereof, shall be deemed to refer to the masculine, feminine or neutral, singular or plural, as to the identity of the parties hereto may require.

6.15 Representation. Each party to this Option Purchase Agreement has been represented by separate counsel in the preparation and negotiation of this Option Purchase Agreement. Since the terms of this Option Purchase Agreement have been mutually negotiated and agreed upon, to the extent this Option Purchase Agreement must be construed, it will not be construed against any party as the drafter.

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IN WITNESS WHEREOF, the parties hereto have executed this Option Purchase Agreement as of the date set forth in the first paragraph hereof.

OPTIONOR:

/s/ Frank Cowan, IV
Frank Cowan, IV

OPTIONEE:

PLANET 13 HOLDINGS INC.

By:	/s/ Larry Scheffler
Name:	Larry Scheffler
Title:	Co-CEO

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Consent

Planet 13 Illinois, LLC hereby consents to all of the provisions in this Option Purchase Agreement, agrees to fulfill the responsibilities of the Company set forth herein, and executes and delivers this Consent as of August 4, 2022.

PLANET 13 ILLINOIS, LLC

By:	/s/ Frank Cowan
Name:	Frank Cowan
Title:	Manager

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EXHIBIT A

Exercise Notice

To: [insert]

Reference is made to that certain Option Purchase Agreement (the “Agreement”), dated as of _____, 2022, by and between FRANK COWAN, IV, an adult individual (the “Optionor”), and PLANET 13 HOLDINGS INC., a British Columbia corporation (the “Optionee”). Defined terms used herein shall have the meanings set forth in the Agreement.

Pursuant to the Agreement, notice is hereby given that the Optionee is exercising the Option to purchase the Option Units, subject to the terms and conditions of the Agreement.

PLANET 13 HOLDINGS INC.

By:
Name:
Title:

Dated: __________, 20__

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EXHIBIT B

ASSIGNMENT OF MEMBERSHIP INTERESTS

OF

PLANET 13 ILLINOIS, LLC

KNOW ALL MEN BY THESE PRESENTS, that Frank Cowan, IV (“Assignor”), for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, does hereby assign, transfer and convey to Planet 13 Holdings Inc., a British Columbia corporation (“Assignee”), all of Assignor’s right, title and interest in, to and under all of the Units (the “Units”) in Planet 13 Illinois, LLC, an Illinois limited liability company (the “Company”), constituting a 51% ownership interest in the Company, as reflected on the Company’s books and records.

Assignor hereby represents and warrants that the assignment of the Units are, and will be as of the effective date hereof, free and clear of any lien, security interest, restriction, claim or encumbrance.

IN WITNESS WHEREOF, Assignor, intending to be legally bound, has executed this Assignment as of the __________ day of __________, 202_.

ASSIGNOR

Frank Cowan, IV

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EXHIBIT C

LOCK-UP AGREEMENT

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Restricted Stock Lock-Up Agreement

________, 202___

Planet 13 Holdings Inc.

2548 West Desert Inn Road

Las Vegas, Nevada

89109

Ladies and Gentlemen:

As an inducement to Planet 13 Holdings Inc., a corporation organized under the Business Corporations Act (British Columbia) (the “Optionee”) to execute the option purchase agreement (the “Purchase Agreement”), dated as of August ___, 2022, by and among, the undersigned, an individual residing in the State of Illinois, and the Optionee, which provides for the issuance (the “Issuance”) of common shares of the Optionee (the ”Restricted Stock”) in the event the Optionee exercises its option to purchase the Option Units, which option the Optionee has exercised, the undersigned hereby agrees that without, in each case, the prior written consent of the Optionee during the Lock-Up Period (defined below), the undersigned will not: (1) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, make any short sale or otherwise transfer or dispose of, directly or indirectly, any shares of the Restricted Stock or any securities convertible into, exercisable or exchangeable for or that represent the right to receive Restricted Stock (including without limitation, Restricted Stock which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and securities which may be issued upon exercise of a stock option or warrant) whether now owned or hereafter acquired (the ”Undersigned’s Securities”); (2) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Undersigned’s Securities, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Restricted Stock or such other securities, in cash or otherwise; (3) make any demand for or exercise any right with respect to, the registration of any Restricted Stock or any security convertible into or exercisable or exchangeable for Restricted Stock; or (4) publicly disclose the intention to do any of the foregoing. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Purchase Agreement.

The undersigned agrees that the foregoing restrictions preclude the undersigned from engaging in any hedging or other transaction which is designed to or which reasonably could be expected to lead to or result in a sale or disposition of the Undersigned’s Securities even if such securities would be disposed of by someone other than the undersigned. Such prohibited hedging or other transactions would include without limitation any short sale or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to any of the Undersigned’s Securities or with respect to any security that includes, relates to, or derives any significant part of its value from such securities.

The “Lock-Up Period” shall commence on the date of this Restricted Stock Lock-Up Agreement (“Agreement”) and continue for a period of eighteen (18) months following the Closing Date provided that commencing on the date that is seven (7) months from the Closing Date and on the same date in each subsequent month thereafter (each such period, a “Monthly Lock-Up Period”), 1/12th of the Undersigned’s Securities shall not be subject to this Agreement.

Notwithstanding the foregoing, during the Lock-Up Period, the undersigned may transfer, sell or tender any or all of the Undersigned’s Securities pursuant to a take-over bid (as defined in the Securities Act (Ontario)) or any other similar transaction, including, without limitation, a merger, arrangement or amalgamation, involving a Change of Control (as defined in the Purchase Agreement) of the Optionee (provided, that all Locked-Up Securities that are not so transferred, sold or tendered remain subject to this undertaking; and provided, further, that it shall be a condition of transfer that if such take-over bid or other transaction is not completed, any Locked-Up Securities subject to this Agreement shall remain subject to the restrictions herein).

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The undersigned agrees that for a period of six (6) months following the date hereof (the “Standstill Period”) other than in connection with the transactions contemplated by the Purchase Agreement, neither he nor any person acting on behalf of, or in concert with him will, directly or indirectly, without the Optionee’s prior written consent, (i) acquire, agree to acquire, propose, seek or offer to acquire, any securities or assets of the Optionee or any of its subsidiaries, (ii) enter, agree to enter, propose, seek or offer to enter into any merger, business combination, recapitalization, restructuring or other extraordinary transaction involving the Optionee or any of its subsidiaries, (iii) make, or in any way participate or engage in, any solicitation of proxies to vote any voting securities of the Optionee, (iv) form, join or in any way participate in a “group” (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) with respect to any voting securities of the Optionee, (v) otherwise act, alone or in concert with others, to seek to control or influence the management or the policies of the Optionee, (vi) disclose any intention, plan or arrangement prohibited by, or inconsistent with, the foregoing, or (vii) advise, assist or encourage or enter into any discussions, negotiations, agreements or arrangements with any other persons in connection with the foregoing. The undersigned further agrees that during the Standstill Period none of such parties (nor any person acting on behalf of or in concert with such parties) will, without the written consent of the Optionee, (x) request the Optionee or any of his representatives, directly or indirectly, to amend or waive any provision of this paragraph (including this sentence), or (y) take any action that might require the Optionee to make a public announcement regarding the possibility of a business combination, merger or other type of transaction described in this paragraph with such party.

The undersigned acknowledges that (a) the Optionee may impose stock transfer restrictions on the Undersigned’s Securities (including without limitation placing legends on the Restricted Stock indicating that such are subject to this Agreement) to enforce the provisions of this Agreement and (b) the restrictions imposed by this Agreement are in addition to any other restrictions imposed on the Undersigned’s Securities pursuant to any other agreement in effect with the undersigned or any hold periods, resale restrictions and/or restrictions on transfer imposed by Canadian and United States law as set out in the Purchase Agreement.

The undersigned hereby acknowledges that any notice properly delivered to the undersigned in accordance with the notice provisions in the Purchase Agreement will be deemed to have been given to, and received by, the undersigned. The undersigned further agrees that, prior to engaging in any transaction or taking any other action that is subject to the terms of this Agreement during the period from the date of this Agreement to and including the 34th day following the expiration of the final Monthly Lock-Up Period, it will give notice thereof to the Optionee and will not consummate such transaction or take any such action unless it has received written confirmation from the Optionee that the Lock-Up Period (as may have been extended pursuant to the previous paragraph) has expired.

In furtherance of the foregoing, the Optionee and its transfer agent and registrar are hereby authorized to decline to make any transfer of shares of Restricted Stock if such transfer would constitute a violation or breach of this Agreement and/or applicable law.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Agreement and that upon request, the undersigned will execute any additional documents necessary to ensure the validity or enforcement of this Agreement. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

The undersigned understands that the undersigned shall be released from all obligations under this Agreement if (i) the Optionee notifies the undersigned that it does not intend to proceed with the Issuance or (ii) the Purchase Agreement does not become effective, or if the Purchase Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to the delivery of the Restricted Stock to be issued thereunder.

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The undersigned understands that the Optionee is entering into the Purchase Agreement and proceeding with the Issuance in reliance upon this Agreement.

The undersigned hereto agrees that any breach by it of any provision of this Agreement would irreparably injure the Optionee and that money damages would be an inadequate remedy therefor. Accordingly, each party hereto agrees that the Optionee shall be entitled to one or more injunctions enjoining any such breach and requiring specific performance of this Agreement and consents to the entry thereof, in addition to any other remedy to which the Optionee is entitled at law or in equity. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Illinois.

Very truly yours,

Frank Cowan, IV

Printed Name of Holder

Signature

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EXHIBIT D

US ACCREDITED INVESTOR QUESTIONNAIRE

The information elicited by this Accredited Investor Questionnaire (this “Questionnaire”) will be used to enable Planet 13 Holdings Inc. (the “Company”) to determine whether you or the prospective investor on whose behalf you are providing this information, as the case may be, qualify as an “accredited investor” as that term is defined in Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”), and similar requirements of other applicable securities laws. The Company will rely upon the information contained herein for the purpose of making such determination and for the purpose of offering the Company’s securities (the “Securities”). The request to complete this Questionnaire does not constitute an offer to sell or the solicitation of an offer to acquire any securities of the Company.

INSTRUCTIONS:

Your answers will be kept confidential; however, you agree that the Company may present this Questionnaire to such persons as it deems appropriate to establish that the issuance of the Securities to you is exempt from the registration requirements of the Securities Act or meets the requirements of applicable state securities laws. If you have questions concerning any of the information requested in this Questionnaire, you should consult with your purchaser representative, lawyer, accountant or broker or may contact Leighton Koehler at lkoehler@planet13holdings.com.

If the answer to any question is “None” or “Not Applicable,” please so state.

One signed and dated a copy of this Questionnaire should be returned as soon as possible to Planet 13 Holdings Inc. to Leighton Koehler via email at lkoehler@planet13holdings.com.

(Print or type your responses)

1.	Name:

Date of birth or year of organization:

2.	Home address or, if other than an individual, principal office address:

3.*	Employer:

Nature of business:

Position:

Nature of duties:

Business address:

Business telephone number:

*This question is to be answered if the investor is an individual.

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4.

In the case of any individual investor, I am an “accredited investor” (as defined in Rule 501 of Regulation D promulgated under the Securities Act) because I certify that (check all appropriate descriptions that apply):

(a)	_____	I am a natural person whose individual net worth, or joint net worth with my spouse or spousal equivalent, exceeds $1,000,000. [1]

(b)	_____

I am a natural person who had individual income exceeding $200,000 in each of the two most recent calendar years and I have a reasonable expectation of reaching the same income level in the current calendar year.[2]

(c)	_____

I am a natural person who had joint income with my spouse or spousal equivalent exceeding $300,000 in each of the two most recent calendar years and I have a reasonable expectation of reaching the same income level in the current calendar year, as defined above.

(d)	_____

I am a director, executive officer or general partner of the Company, or a director, executive officer or general partner of a general partner of the Company. (Executive officer means the president, any vice president in charge of a principal business unit, division or function (such as sales, administration or finance) or any other person or persons who perform(s) similar policy-making functions for the Company.)

1For purposes of this Questionnaire, “net worth” means the excess of total assets at fair market value (including personal and real property, but excluding the estimated fair market value of a person’s primary residence) over total liabilities. “Total liabilities” excludes any mortgage on the primary residence in an amount of up to the home’s estimated fair market value as long as the mortgage was incurred more than 60 days before the Securities are purchased, but includes (i) any mortgage amount in excess of the home’s fair market value and (ii) any mortgage amount that was borrowed during the 60-day period before the closing date for the sale of Securities for the purpose of investing in the Securities. “Spousal equivalent” means a cohabitant occupying a relationship generally equivalent to that of a spouse. “Joint net worth” can be the aggregate net worth of a person and spouse or spousal equivalent; assets do not need to be held jointly to be included in the calculation.

2For purposes of this Questionnaire, “individual income” means individual annual adjusted gross income, as reported for federal income tax purposes, plus (i) the amount of any tax-exempt interest income received, (ii) the amount of losses claimed as a limited partner in a limited partnership, (iii) any deduction claimed for depletion, (iv) amounts contributed to an IRA or Keogh retirement plan, (v) alimony paid; and (vi) any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Section 1202 of the Internal Revenue Code of 1986, as amended.

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	(e)	_____

I hold one of the following professional certifications, designations or credentials in good standing: General Securities Representative license (Series 7), the Private Securities Offerings Representative license (Series 82), or the Investment Adviser Representative license (Series 65), each as administered by the Financial Industry Regulatory Authority, Inc.

	(f)	_____

I am a “knowledgeable employee,” as defined in rule 3c-5(a)(4) under the Investment Company Act of 1940 (17 CFR 270.3c-5(a)(4)), of the Company where the Company would be an investment company, as defined in section 3 of such act, but for the exclusion provided by either section 3(c)(1) or section 3(c)(7) of such act.

5.	In the case of any partnership, corporation, trust and other entity investor, the undersigned certifies that (check all appropriate descriptions that apply):

	(a)[3]	_____	Each equity owner of the investor qualifies as an “accredited investor” under items 4 and 5 hereof.

	(b)	_____

The investor is either: (i) a bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity; (ii) an insurance company as defined in Section 2(13) of the Securities Act; (iii) an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of such act; (iv) a Small Business Investment Company licensed by the U. S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; or (v) an employee-benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, and the plan fiduciary is either a bank, savings and loan association, insurance company or registered investment adviser, if the employee-benefit plan has total assets in excess of $5,000,000, or if the plan is a self-directed plan with investment decisions made solely by persons who are “accredited investors” as defined herein.

3An investor initializing this item must provide a separate Questionnaire from each of its equity owners. If the investor is a trust, only a trust which is revocable and which may be amended at the sole discretion of its grantor is eligible to qualify as an accredited investor under this item 5(a). The grantors of the trust are deemed to be the equity owners of the revocable trust and each grantor must complete a separate Questionnaire. If the investor is an irrevocable trust, the investor’s eligibility to qualify as an accredited investor will be determined solely under item 5(f), and the grantor thereof would not be deemed an equity owner of the trust and need not complete a separate Questionnaire.

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(c)	_____	The investor is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

(d)	_____

The investor is an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, not formed for the specific purpose of the contemplated investment with total assets exceeding $5,000,000.

(e)	_____

The investor is a corporation, Massachusetts or similar business trust, partnership or limited liability company not formed for the specific purpose of the contemplated investment, with total assets exceeding $5,000,000.

(f)	_____

The investor is a trust, not formed for the specific purpose of the contemplated investment, with total assets exceeding $5,000,000 and whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the investment in the securities offered.

(g)	_____	The investor is a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

(h)	_____	The investor is an investment adviser registered pursuant to Section 203 of the Investment Advisers Act of 1940 or registered pursuant to the laws of a state.

(i)	_____	The investor is an investment adviser relying on the exemption from registering with the Securities Exchange Commission under Section 203(l) or (m) of the Investment Advisers Act of 1940.

(j)	_____	The investor is a Rural Business Investment Company as defined in Section 384A of the Consolidated Farm and Rural Development Act.

(k)	_____

The investor is a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000.

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(l)	_____	The investor is an entity, of a type not listed in paragraphs 5(a) to 5(k), not formed for the specific purpose of acquiring the securities offered, owning investments in excess of $5,000,000.[4]

(m)	_____

The investor is a “family office,” as defined in rule 202(a)(11)(G)-1 under the Investment Advisers Act of 1940, that (i) has assets under management in excess of $5,000,000, (ii) is not formed for the specific purpose of acquiring the Securities, and (iii) whose prospective investment is directed by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment.

(n)	_____

The investor is a “family client,” as defined in rule 202(a)(11)(G)-1 under the Investment Advisers Act of 1940, of a family office meeting the requirements in item 5(m) above and whose prospective investment in the Company is directed by such family office pursuant to item 5(m)(iii) above.

4 For purposes of this questionnaire, the term “investments” is as defined in Rule 2a51-1(b) under the Investment Company Act of 1940.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

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The undersigned certifies that the foregoing responses are true, complete and accurate to the best of the undersigned’s knowledge and belief. The undersigned will provide such further information as may be requested by the Company in connection with determining the undersigned’s status as an accredited investor. The undersigned will notify the Company in writing regarding any material change to any of the responses prior to the closing of the purchase of Securities from the Company. Absent such notification, the issuance of Securities in the name of the undersigned shall be deemed to be an automatic affirmation by the undersigned of the truth and accuracy of the statements and information set forth above. The undersigned understands that a false representation may constitute a violation of law, and that any person who suffers damage as a result of a false representation may have a claim against the undersigned for damages.

Date	Type or Print Name of Prospective Investor

Signature of Prospective Investor or
Authorized Signatory of Entity Investor, as applicable

Title of Authorized Signatory of Entity Investor
(if applicable)

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